Exhibit 99.3

DATAVAULT AI INC.

FREQUENTLY ASKED QUESTIONS

REGARDING THE DISTRIBUTION OF DREAM BOWL 2027 MEME COINS BY DATAVAULT AI INC. TO COMMON STOCKHOLDERS OF DATAMEDS AI, INC

Q:	Is Datavault distributing Meme Coins to Holders of Common Stock of DataMEDS AI, Inc.?

A:	Yes. Datavault is voluntarily distributing (the “Distribution”) Meme Coins to record holders of Data MEDS AI, Inc. common stock, par value $0.0001 per share (the “DataMEDS Common Stock”), as of the Record Date (the “Record DataMEDS Common Holders”) as a token of its appreciation for DataMEDSs relationship with Datavault as a licensing partner.

Q:	What is the Meme Coin?

A:	The Meme Coin is a digital collectible intended solely for personal, non-commercial use in connection with the Dream Bowl 2027 event to be held on January 17, 2027. The Meme Coin does not: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault or others. The Meme Coin is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Meme Coin is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

Q:	What is the Record Date for the Distribution to the Record DataMEDS Common Holders?

A:	The record date for determining the Record DataMEDS Common Holders who are entitled to receive Meme Coins was August 7, 2026 (the “Record Date”), subject to the right of the Board of Directors of Datavault (the “Datavault Board”) to change the Record Date to a later date.

Q:	What is the Payment Date for the Meme Coins to be Distributed to Record DataMEDS Common Holders?

A:	The Distribution will be paid beginning on September 9, 2026 (“Payment Date”), subject to the right of the Datavault Board to change the Payment Date to a later date or to revoke the Distribution entirely prior to the Payment Date.

Q:	Can the Datavault Board revoke the Distribution to Record DataMEDS Common Holders?

A:	Yes, the Datavault Board has the right to revoke the Distribution to Record DataMEDS Common Holders prior to the Payment Date.

Q:	How will I know if the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record DataMEDS Common Holders?

A:	If the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record DataMEDS Common Holders prior to the Payment Date, Datavault will file a Current Report on Form 8-K with the Securities and Exchange Commission to announce such changes or revocation.

Q:	Will I receive Meme Coins if I am a Record DataMEDS Common Holder?

A:	If you are a Record DataMEDS Holder, meaning you held DataMEDS Common Stock as of the close of business on the Record Date, you are entitled to receive Meme Coins, subject to your having:

(i)	set up a digital wallet with Datavault into which Meme Coins can be delivered on or after the Payment Date; and

(ii)	elected to receive the Distribution by completing, duly executing, and submitting an Opt-In Agreement to Alliance Advisors, Datavault’s Information Agent (the “Information Agent”), in which, among other things, you will be required to provide a valid and accurate Datavault digital wallet address for Datavault to transfer the Meme Coins (collectively, the “Payment Conditions”).

Instructions on how to set up a digital wallet with Datavault can be found at www.dreambowlcoin.com.

You may initiate your election to receive your portion of the Distribution by completing, executing and submitting the Opt-In Agreement, which can be accessed at www.dreambowlcoin.com. Once you have printed and executed the Opt-In Agreement you will need to upload the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Q:	How many Meme Coins will I receive if I am a Record DataMEDS Common Holder?

A:	If you are a Record DataMEDS Common Holder, then you will receive fifty Meme Coins for each one share of DataMEDS Common Stock held by you as of the close of business on the Record Date.

Q:	How do I know if I am a Record DataMEDS Common Holder?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on August 7, 2026, your shares of DataMEDS Common Stock were registered directly in your name with DataMED’s transfer agent, Colonia Stock Transfer Company (“Colonial”), then you are the stockholder of record for these shares and a Record DataMEDS Common Holder.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on August 7, 2026, your shares of DataMEDS Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record DataMEDS Common Holder, for purposes of the Distribution.

Q:	What information was distributed to the Record DataMEDS Common Holders in connection with the Distribution?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on August 7, 2026, your shares of DataMEDS Common Stock were registered directly in your name with DataMEDS’ transfer agent, Colonial, then Alliance Advisors (the “Information Agent”), on Datavault’s behalf, mailed a letter to your address on record with Colonial describing the Distribution and informing you about the process of electing to receive your portion of the Distribution by setting up your digital wallet and uploading your completed, executed Opt-In Agreement by navigating to www.dreambowlcoin.com (the “Distribution Website”).

On the Distribution Website, you will find, among other information, the following (collectively, with this letter, the “Distribution Materials”):

(i)	These FAQs regarding the Distribution.

(ii)	Instructions for setting up a digital wallet with Datavault.

(iii)	A form of Opt-In Agreement to be completed and executed by you and submitted to the Information Agent by uploading the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on August 7, 2026, your shares of DataMEDS Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record DataMEDS Common Holder, for purposes of the Distribution.

As a Record DataMEDS Common Holder, your brokerage firm, bank, dealer or other similar organization should have received the cover letter from Datavault and will be responsible for distributing such cover letter to you.

Please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-8174 (or 1-551-368-0038 for international holders)

Email Address: MEDS@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	What if I am a Record DataMEDS Common Holder and did not receive a letter from Datavault describing the Distribution and informing me about the process of electing to receive my portion of the Distribution or I have questions about how to receive the Meme Coins?

A:

Stockholder of Record: Shares Registered in Your Name

To obtain a copy of the letter from Datavault, or if you have questions about such letter, the Distribution Website, and/or how to receive the Meme Coins or, subject to having completed and executed the Opt-In Agreement and opening a digital wallet with Datavault, to check on the status of the deposit of your Meme Coins in your digital wallet from and after the Payment Date, please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-8174 (or 1-551-368-0038 for international holders)

Email Address: MEDS@allianceadvisors.com

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, that organization received the cover letter with respect to all Datavault Common Stock held by its customers; please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-8174 (or 1-551-368-0038 for international holders)

Email Address: MEDS@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	Can I obtain, complete and submit the relevant Distribution Materials online?

A:

Yes. In the cover letter that was mailed by Datavault, there is a QR Code that you may scan to obtain access to the Distribution Website (defined below) hosted by Datavault’s Information Agent, Alliance Advisors, where you can obtain a copy of the Distribution Materials and instructions on how to complete and submit your Opt-In Agreement and set up a digital wallet with Datavault.

You must initiate the process of electing to receive your portion of the Distribution by setting up your digital wallet and completing the Opt-In Agreement by navigating to the Distribution Website at http://www.dreambowlcoin.com/. On the Distribution Website, you can view and download the Distribution Materials, set up a digital wallet with Datavault, and print, complete and submit your Opt-In Agreement.

Q:	Why am I being asked to open a digital wallet with Datavault to receive the Meme Coins?

A:

The Meme Coins are a digital asset and can only be held in a digital wallet. It is a condition to the receipt of the Meme Coins in the Distribution that you have a digital wallet hosted by Datavault.

Instructions for opening a digital wallet with Datavault can be found on the Distribution Website at http://www.dreambowlcoin.com/.

Q:	Why am I being asked to execute an Opt-In Agreement?

A:

Execution of the Opt-In Agreement is also a condition to the receipt of the Meme Coins.

By executing an Opt-In Agreement, you are agreeing, among other things, to the payment conditions set forth therein, and acknowledging that you understand the process for receiving the Meme Coins, that the Datavault Board can change the Record Date, Payment Date or revoke the Distribution, and that the Meme Coins may not have or maintain any value.

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, then in connection with your execution and delivery of the Opt-In Agreement, (a) Datavault may require additional documentation to verify the number of shares of DataMEDS Common Stock you hold, including the delivery of a copy of your brokerage statement as of the Record Date (or a full monthly statement for July 2026) or other certification regarding your holdings of DataMEDS Common Stock as of the Record Date, (b) you will need to authorize Datavault and Alliance Advisors to contact your brokerage firm, bank, dealer or other similar organization for purposes of verifying your holdings, and (c) you will be required to indemnify Datavault and its directors, officers, stockholders, members, partners, employees and agents to the fullest extent permitted by law with respect to certain losses arising in connection with your participation in the Distribution, including any inaccuracy in the number of shares of Datavault Common Stock set forth in your Opt-In Agreement, as more fully described therein.

Datavault urges you to read carefully the Opt-In Agreement prior to making any decision to accept the Meme Coins.

Q:	If I hold my shares of DataMEDS Common Stock in “street name” and the Information Agent is unable to verify the number of shares that I hold, will I be able to receive my portion of the Distribution?

A:	If you hold your shares of DataMEDS Common Stock in “street name” with a brokerage firm, bank, dealer or other similar organization and the Information Agent is unable to verify the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization, including if you fail to provide additional documentation to verify the number of shares of DataMEDS Common Stock that you hold in street name, then you will not receive your portion of the Distribution until such time as the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization can be verified by the Information Agent.

Q:	What is the value of the Meme Coins?

A:	The fair market value per Meme Coin is $0.01, as of August 7, 2026, based on Biconomy.com price at 4:00 pm on such date. See the Risk Factors that form a part of the Opt-In Agreement.

Q:	Will there be a trading market for the Meme Coins?

A:	Yes, the Meme Coins will be tradeable on Datavault’s proprietary Information Data Exchange, which acts as a digital marketplace where registered buyers and sellers can securely exchange payment for data assets, including the Meme Coins. Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange. Holders of Meme Coins may also be able to export the Meme Coins to other digital wallets.

Q:	Will there be fees associated with opening a digital wallet with Datavault?

A:	No, there will not be fees associated with opening a digital wallet with Datavault.

Q:	Will there be fees associated with transfers of Meme Coins or trades made on the Information Data Exchange after the initial deposit of Meme Coins into my digital wallet?

A:

Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange.

Trades of Meme Coins made on the Information Data Exchange will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Meme Coins that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault.

Q:	What are the tax consequences to Record DataMEDS Common Holders of accepting the Meme Coins?

A:

The distribution of Meme Coins is an in-kind distribution that may be a dividend (to the extent of DataMED’s current and accumulated earnings and profits (“E&P”)). Any amount in excess of E&P would reduce a Record DataMEDS Common Holder’s tax basis in its DataMEDS Common Stock underlying the distribution and any amount in excess of that basis should constitute gain. Datavault and/or DataMEDS may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with their respective tax preparers. In executing and delivering to Datavault the Opt-In Agreement, you agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner.

Datavault intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Q:	I share an address with another DataMEDS stockholder, and we received only one paper copy of the Distribution Materials. How may I obtain an additional copy of the Distribution Materials?

A:

Datavault has adopted a procedure called “householding”. Under this procedure, Datavault delivers a single copy of the letter from Datavault to multiple stockholders and other equityholders who share the same address, unless it has received contrary instructions from one or more of such stockholders or other equityholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders and other equityholders who participate in householding will continue to be able to access and receive separate letter from Datavault. Upon written or oral request, Datavault (through the Information Agent) will deliver promptly a separate copy of the letter from Datavault to any stockholder or other equityholder at a shared address to which Datavault delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder or other equityholder is receiving multiple copies, to request that we only send a single copy of the letter from Datavault, such stockholder or other equityholder may contact Alliance Advisors at:

Alliance Advisors

Telephone Number: 1-866-206-8174 (or 1-551-368-0038 for international holders)

Email Address: MEDS@allianceadvisors.com

We encourage stockholders to contact Alliance by telephone or e-mail instead of physical mail to help ensure timely receipt of any request a copy of the letter from Datavault.

Q:	Should I seek advice from legal and/or tax advisors before I elected to receive the Distribution?

A:

There may be legal and tax consequences from your election to participate in the Distribution, execution of the Opt-In Agreement and receipt of the Distribution.

Datavault encourages all Record DataMEDS Common Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to elect to participate in the Distribution, execute the Opt-In Agreement and receive the Distribution.